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[LOGO OF METLIFE]                              INDIVIDUAL VARIABLE ANNUITY APPLICATION                SEND APPLICATION AND CHECK TO:
Home Office Address (no correspondence)                                                    First MetLife Investors Insurance Company
200 Park Avenue . New York, NY 10166                             Policy Service Office: P.O. Box 10366 . Des Moines, Iowa 50306-0366
                                              For Express Mail Only . 4700 Westown Parkway Ste. 200 . West Des Moines, IA 50266-2266
First MetLife Investors Variable Annuity Class S                                                 FOR ASSISTANCE CALL: THE SALES DESK

PRODUCT SELECTION (PLEASE SELECT ONE)

[_] Class S (Standard)  [_] Class S with L-Share Option

ACCOUNT INFORMATION

1. ANNUITANT

                   John             J.               Doe                     Social
--------------------------------------------------------------------------   Security Number  123  -- 45 -- 6789
Name              (First)          (Middle)          (Last)                                  ------  ----  -------

                                                                             Sex [X] M [_] F  Date of Birth 4  / 12 / 58
                                                                                                           ---- ---- -----
123 Main Street                     Anytown         IL        60001
--------------------------------------------------------------------------   Phone (708) 123-4567
Address   (Street - No P.O. Box)    (City)        (State)     (Zip)                 ---  ----------------------

2. OWNER (COMPLETE ONLY IF DIFFERENT THAN ANNUITANT)

Correspondence is sent to the Owner.

                                                                             Social
--------------------------------------------------------------------------   Security/Tax ID Number     --      --
Name               (First)         (Middle)          (Last)                                         ----   -----   -----

                                                                             Sex [_] M [_] F   Date of Birth/Trust     /    /
                                                                                                                  ----- ---- -----

--------------------------------------------------------------------------   Phone (    )
Address   (Street - No P.O. Box)    (City)         (State)    (Zip)                 ----  ----------------------------

3. JOINT OWNER

                                                                             Social
--------------------------------------------------------------------------   Security Number         --         --
Name               (First)         (Middle)          (Last)                                  --------  ---------  ---------
                                                                             Relationship to Owner
                                                                                                   ------------------------

                                                                             Sex [_] M [_] F   Date of Birth      /     /
--------------------------------------------------------------------------                                  ------ ----- ------
Address   (Street - No P.O. Box)    (City)         (State)    (Zip)          Phone (    )
                                                                                    ----  -------------------------------

4. BENEFICIARY

.. If more than four beneficiaries are named, attach a separate sheet.

.. Percentages must be in whole numbers. Both Primary and Contingent Beneficiary percentages must each add up to 100%.

.. EITHER RELATIONSHIP TO OWNER OR SOCIAL SECURITY NUMBER (SSN) MUST BE PROVIDED FOR ALL BENEFICIARIES NAMED.

.. UNLESS SPECIFIED OTHERWISE, IF JOINT OWNERS ARE NAMED, UPON THE DEATH OF EITHER JOINT OWNER, THE SURVIVING JOINT OWNER WILL BE
  THE PRIMARY BENEFICIARY, AND THE BENEFICIARIES LISTED BELOW WILL BE CONSIDERED CONTINGENT BENEFICIARIES.


            Name (First, Middle Initial, Last)                   Date of Birth       Social Security Number
            Mary J. Doe,                                         1 / 12 / 60         234 - 56 - 7890
PRIMARY     -------------------------------------------------------------------------------------------------------  100%
            Address                                              Phone               Relationship

            Name (First, Middle Initial, Last)                   Date of Birth       Social Security Number
                                                                   /    /                -     -
PRIMARY     -------------------------------------------------------------------------------------------------------     %
            Address                                              Phone               Relationship

            Name (First, Middle Initial, Last)                   Date of Birth       Social Security Number
                                                                   /    /                -     -
CONTINGENT  -------------------------------------------------------------------------------------------------------     %
            Address                                              Phone               Relationship

            Name (First, Middle Initial, Last)                   Date of Birth       Social Security Number
                                                                   /    /                -     -
CONTINGENT  -------------------------------------------------------------------------------------------------------     %
            Address                                              Phone               Relationship

6406 (3/13)                                                  [BAR CODE]                                                       APPSNY
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5. PLAN TYPE                                                                          6. PURCHASE PAYMENT

INDICATE ONLY HOW CONTRACT IS TO BE ISSUED.                                           Funding Source of Purchase Payment
                                                                                      ----------------------------------
.. NON-QUALIFIED ..............[X]                                                     [_] 1035 Exchange/Transfer [_] Check  [_] Wire

.. QUALIFIED TRADITIONAL IRA* .[_] Transfer [_] Rollover [_] Contribution - Year        Initial Purchase
                                                                                -----  Payment $       10,000
                                                                                                --------------------
.. QUALIFIED SEP IRA* .........[_] Transfer [_] Rollover [_] Contribution - Year                Make Check Payable to
                                                                                -----  First MetLife Investors Insurance Company

.. QUALIFIED ROTH IRA* ........[_] Transfer [_] Rollover [_] Contribution - Year       (Estimate dollar amount for 1035 exchanges,
                                                                                -----  transfers, rollovers, etc.)

* THE ANNUITANT AND OWNER MUST BE THE SAME PERSON.                                     Minimum Initial Purchase Payment:
                                                                                       $5,000 Non-Qual./$2,000 Qual. - Class S
                                                                                       (Stand.)
                                                                                       $10,000 Non-Qualified/Qualified - Class S
                                                                                       with L-Share Option

RIDERS

7. BENEFIT RIDERS (Subject to age restrictions. Other restrictions may apply.)

THESE RIDERS MAY ONLY BE CHOSEN AT THE TIME OF APPLICATION. PLEASE NOTE, THERE ARE ADDITIONAL CHARGES FOR THE OPTIONAL RIDERS. ONCE
ELECTED THESE OPTIONS MAY NOT BE CHANGED.

1)   LIVING BENEFIT RIDER (Optional. Only one of the following riders may be elected.)
     GUARANTEED MINIMUM INCOME BENEFIT (GMIB)(1)
     [_] GMIB Max V

     (1)IF GMIB MAX IS CHOSEN, THE NY GMIB SUPPLEMENTAL APPLICATION (6720) MUST BE SIGNED AND SUBMITTED WITH THIS APPLICATION.

     GUARANTEED WITHDRAWAL BENEFIT (GWB)(2)
     [_] GWB v1

     (2) IF GWB IS CHOSEN, THE NY GWB SUPPLEMENTAL APPLICATION (NYGWBSUPP) MUST BE SIGNED AND SUBMITTED WITH THIS APPLICATION.

2)   DEATH BENEFIT RIDERS
     [_] Principal Protection (no additional charge)

SIGNATURES

8. REPLACEMENTS

Does the applicant have any existing life insurance policies or annuity contracts?               [_] Yes   [X] No
Is this annuity being purchased to replace any existing life insurance or annuity policy(ies)?   [_] Yes   [X] No
If "Yes" to either, applicable disclosure and replacement forms must be attached.
Replacement includes any surrender, loan, withdrawal, lapse, reduction in or redirection of payments on an annuity or life insurance contract in connection with this application.

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9. ACKNOWLEDGEMENT AND AUTHORIZATION

I (We) agree that the above information and statements and those made on all pages of this application are true and correct to the best of my (our) knowledge and belief and are made as the basis of my (our) application. I (We) acknowledge receipt of the current prospectus of First MetLife Investors Insurance Company, First MetLife Investors Variable Annuity Account One. PAYMENTS AND VALUES
PROVIDED BY THE CONTRACT FOR WHICH APPLICATION IS MADE ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.

/s/ John J. Doe
------------------------------------------------------------------------------------------------------------------------------------
(Owner Signature & Title, Annuitant unless otherwise noted)



------------------------------------------------------------------------------------------------------------------------------------
(Joint Owner Signature & Title)



------------------------------------------------------------------------------------------------------------------------------------
(Signature of Annuitant if other than Owner)


Signed at                Anytown,        IL                                       Date    November 11, 2000
          ----------------------------------------------------------------------      ----------------------------------------------
                         (City)                            (State)
10. AGENT'S REPORT

Does the applicant have any existing life insurance policies or annuity contracts?               [_] Yes   [X] No
Is this annuity being purchased to replace any existing life insurance or annuity policy(ies)?   [_] Yes   [X] No
If "Yes" to either, applicable disclosure and replacement forms must be attached.

/s/ Richard Roe                                                                 (312) 456-7890
------------------------------------------------------------------------------------------------------------------------------------
Agent's Signature                                                               Phone

Richard Roe, #723
------------------------------------------------------------------------------------------------------------------------------------
Agent's Name and Number

456 Main Street, Anytown, IL 60001
------------------------------------------------------------------------------------------------------------------------------------
Name and Address of Firm

#723
------------------------------------------------------------------------------------------------------------------------------------
State License ID Number

1234567
------------------------------------------------------------------------------------------------------------------------------------
Client Account Number


Home Office Program Information:
--------------------------------

Select one. Once selected, the option cannot be changed.
Option A           Option B
        ----------         ----------

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